UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2019 (October 5, 2021)

TransMontaigne Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

1670 Broadway, Suite 3100 Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 626-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01.	Regulation FD Disclosure.

TransMontaigne Partners LLC (the “Company”) has been engaged in confidential discussions with certain lenders (collectively, the “Lenders”) and their financial and legal advisers regarding a potential senior secured revolving credit facility and senior secured term loan involving the Company and/or its subsidiaries and affiliates (a “Potential Transaction”). On October 5, 2021, the Company entered into confidentiality agreements with the Lenders, pursuant to which the Company provided certain confidential information to the Lenders and agreed to publicly disclose such information upon the occurrence of certain events (the “Cleansing Materials”). The Cleansing Materials include a presentation prepared by the Company and provided to the Lenders, which, as redacted to remove certain information protected by confidentiality agreements between the Company and its customers and the lending institutions with respect to the terms currently under negotiation for the Potential Transaction, is attached hereto as Exhibit 99.1. The Company’s discussions and negotiations with the Lenders are continuing, a definitive agreement has not yet been reached concerning the terms of a Potential Transaction and the Company can provide no assurance that any such agreement will be reached.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates the information by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report. The information in this report on Form 8-K, including Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any securities. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Lender presentation dated October 5, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE PARTNERS LLC

By:	/s/ Matthew White
Name:	Matthew White
Title:	Executive Vice President, Secretary & General Counsel

Date: October 21, 2021

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